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                                                                    Exhibit 10.9

                         Dated the 10th day of June 2004


                            CONCORD CAMERA HK LIMITED


                                  in favour of


                            THE HONGKONG AND SHANGHAI
                           BANKING CORPORATION LIMITED


                         -------------------------------

                                    DEBENTURE

                         -------------------------------


                            JOHNSON STOKES & MASTER,
                                SOLICITORS, & C.,
                                 HONG KONG SAR.


                         PHCH/6570819/7/NKY
                         PC/DWd40248(w) (210504)

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THIS DEBENTURE is dated the 10th day of June 2004 and is made BY:-

        CONCORD CAMERA HK LIMITED ([ILLEGIBLE]) Whose registered office is situate at 14th Floor, Concord Technology Centre, No.98 Texaco Road, Tsuen Wan, New Territories, Hong Kong ("the Company");

IN FAVOUR OF:-

        THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED whose registered office is situate at No.1 Queen's Road Central, Hong Kong ("the Debenture- holder").

1.              DEFINITIONS AND INTERPRETATION

1.01            In this Debenture, in addition to the above definitions:-

"Charged Assets" shall have the meaning ascribed to it in Clause 3.01;

"Companies Ordinance" means the Companies Ordinance, Chapter 32 of he Laws of Hong Kong;

"Receiver" includes all or any or each (as the context may require) of the receivers and/or receivers and managers at any time or from time to time appointed hereunder in the event of there being more than one receivers and/or receivers and managers so appointed and whether such receivers and/or receivers and managers are appointed simultaneously or appointed to act jointly and/or severally or appointed to act in place of any one or more receivers and/or receivers and managers previously appointed hereunder or otherwise;

"Secured Indebtedness" means all amounts which are now or may at any time hereafter be or become from time to time due or owing, actually or contingently, to the Debenture-holder by the Company or in respect of which the Company may be or become liable, actually or contingently, to the Debenture-holder, whether on any account or otherwise in any manner whatsoever and including (without limitation) the amount of any loans, acceptances or other credits or advances made to the Company, or any other entity for the accommodation or at the request of the Company, and of any notes or bills made, accepted, endorsed, discounted or paid, and any liability under guarantees, indemnities, foreign exchange contracts (spot and forward), documentary or other credits or any instruments whatsoever, from time to time secured or given by or entered into by the Debenture-holder for or at the request of the Company together with interest, commission, fees and all legal and other costs charges and expenses incurred by the Debenture-holder in relation to the Company or the Charged Assets on a full indemnity basis;

"Shares" means all stocks, shares, bonds and securities, whether marketable or otherwise, and all other interests of the Company, both present and future, in any company, firm, consortium or entity wheresoever situate, including all allotments, accretions, offers, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of, or incidental to the same, and all stocks, shares, rights, money or property accruing or

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                                      - 2 -

offered at any time by way of conversion, redemption, bonus, preference, option or otherwise in respect thereof.

1.02 References to "Company" and "Debenture-holder" include, where the context admits, their respective successors and assigns, whether immediate or derivative and persons deriving title under them and, in particular but without limitation, any appointment or removal of a Receiver hereunder may be made by writing signed or sealed by any such successor or assign or person deriving title under the Debenture-holder, and the Company, by way of security, hereby irrevocably appoints any Receiver so appointed to be its attorney for the purposes and in the terms stated in Clause II.

1.03 In this Debenture, unless the context otherwise requires, references to (or to any specific provision of) this Debenture or this security, or any other instrument, agreement or document shall be construed as references to this Debenture, that provision, that instrument, agreement or document as amended with the agreement of the relevant parties and the Debenture-holder and in force at the relevant time; references to (or to any specific provision of) any Ordinance or enactment shall be deemed to include a reference to any re-enactment thereof for the time being in force or any modification thereof having substantially the same legal effect; references to Clauses shall be to clauses of this Debenture; clause headings have been inserted for convenience of reference only and shall not affect the interpretation hereof; words importing the plural shall include the singular and vice versa and references to the masculine, feminine or neuter shall include the other of them; references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof or any combination thereof whether or not having separate legal identity.

2.              CONVENANTS FOR PAYMENT

                The company hereby covenants to pay the Secured Indebtedness to the Debenture-holder on demand.

3.              CHARGES BY WAY OF SECURITY

3.01 The Company, as beneficial owner, hereby charges to the Debenture-holder with the payment and discharge of the Secured Indebtedness and so that the charges hereby created shall be by way of continuing security all those the Charged Assets, namely:-

        (a) by way of first fixed charge, all book and other debts (including, but not limited to, all credit balances and deposits of the Company with the Debenture-holder or any other bank or financial institution), accounts receivable and securities for money now and from time to time due or owing to or purchased or otherwise acquired by the Company and the full benefit of all guarantees, indemnities, debentures, mortgages, charges and other security of whatsoever nature and rights and remedies in respect of the same, the uncalled capital, goodwill and all patents, patent applications, trade

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                                      - 3 -

                marks, trade names, registered designs, copyrights, licences and ancillary and connected rights, both present and future, of the Company;

        (b)     by way of first fixed charge, the Shares;

        (c) by way of first floating charge, the undertaking and all the property, assets and rights of the Company, whatsoever and wheresoever, both present and future, including (but not limited to) the premises described in Clauses 3.01(a) and (b) if and in so far as the charges thereon therein contained shall for any reason be ineffective as fixed charges and any surplus arising on a realisation of any legal and/or equitable assignment and/or fixed charge (whether in favour of the Debenture-holder or any third party).

3.02 It is a term of this Debenture that, and the Company hereby covenants that it will not, without the prior consent in writing of the Debenture-holder:-

        (i) create or attempt to create or permit to subsist any mortgage, debenture, charge, pledge, lien or other encumbrance upon, or permit any lien or other encumbrance (save a lien arising by operation of law in the ordinary course of trading) to arise on or affect, any part of the Charged Assets; or)

        (ii) part with, transfer, sell or dispose of or attempt or agree to part with, transfer, sell or dispose of the whole or any part of the Charged Assets, either by a single transaction or a number of transactions (whether related or not), except, in the case of stock in trade charged by way of floating charge only, by way of sale at full value in the usual and ordinary course of trading as now conducted and for the purpose of carrying on its business.

3.03 For the avoidance of doubt, it is hereby declared that the Company shall have no power, without the prior consent in writing of the Debenture-holder, to charge, factor, assign or otherwise deal with any book or other debts, accounts receivable or securities for money, now and from time to time due or owing to the Company, otherwise than by getting in and realising the same in the ordinary course of business.

3.04 The Debenture-holder may at any time and from time to time, by notice in writing to the Company, convert the floating charge referred to in Clause 3.01(c) into a specific charge as regards all of the assets referred to therein and/or only those assets specified in such notice.

3.05 If the Debenture-holder receives notice (whether actual or otherwise) of any subsequent mortgage, charge, assignment or other disposition affecting all or any part of the Charged Assets or any interest therein to which the Debenture-holder has not given its prior written consent, the Debenture-holder may open a new account for the Company. If the Debenture-holder does not open a new account, then unless the Debenture-holder gives express written notice to the contrary to the Company, it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received such notice and

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                                      - 4 -

as from that time all payments made by the Company to the Debenture-holder shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due, owing or payable by the Company to the Debenture-holder at the time when it received or was deemed to have received such notice.

4.              FURTHER ASSURANCES

                The Company hereby covenants at any time, if and when required by the Debenture-holder, to execute such further legal or other mortgages, charges, pledges, assignments or other securities in favour of the Debenture-holder as the Debenture-holder shall require in respect of all or any of the Charged Assets, to secure the Secured Indebtedness, such further mortgages, charges, pledges, assignments or other securities to be prepared by or on behalf of the Debenture-holder, at the cost and expense of the Company, and to contain: (i) an immediate and unrestricted power of sale without notice,
(ii) a clause excluding any other restrictions imposed by any Ordinance, enactment or law on the power of sale, (iii) a clause excluding any restrictions imposed by any Ordinance, enactment or law on the consolidation of mortgages or charges or other securities, and (iv) such other clauses and provisions for the benefit of the Debenture-holder as the Debenture-holder may reasonably require.

5.              COVENANTS

5.01 The Company hereby covenants that, during the continuance of this security, it will:-

        (a) duly and punctually pay and discharge all debts, obligations and liabilities which by virtue of the provisions of the Companies Ordinance, or otherwise, would have preference to the floating charge hereby created, and all rents, rates, taxes, outgoings and impositions payable in respect of any premises now or from time to time hereafter owned, tenanted, occupied or used by the Company, and, when required, produce to the Debenture-holder receipts or other evidence satisfactory to the Debenture-holder that such payments have been made, or (as the case may be) such obligations and liabilities have been discharged;

        (b) pay into the Company's account(s) with the Debenture-holder (or such other accounts as the Debenture-holder may from time to time specify) all moneys which it may receive in respect of all book and other debts, accounts receivable and securities for money hereby charged by it fourthwith on receipt (except to the extent that the Debenture-holder may agree otherwise in writing) and, pending such payment, to hold such moneys on trust for the Debenture-holder) charge, factor, assign or otherwise dispose of or deal with any of the same or purport or attempt so to do;

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                                      - 5 -

        (c) if so required by the Debenture-holder, give notice (in such form as the Debenture-holder may require) to any relevant third party requiring payment into the Company's account(s) with the Debenture-holder of all moneys due or to become due to the Company from that third party;

        (d) if so required by the Debenture-holder, deposit with the Debenture-holder (i) all stock and share certificates and documents of title relating to the Shares, and (ii) such instruments of transfer in blank and other documents as the Debenture-holder may require for perfecting the title of the Debenture-holder to the Shares (duly executed by or signed on behalf of the registered holder), or for vesting or enabling the Debenture-holder to vest the same in itself, or its nominees, or in any purchaser;

        (e) Observe and perform all restrictive and other covenants and stipulations for the time being affecting all land and buildings of which the Company is the owner or the tenant or affecting the mode of user or enjoyment of such land and buildings or affecting its industrial or intellectual property or other licences or its ancillary or connected rights, and will not, without the prior written consent of the Debenture-holder, enter into any onerous or restrictive obligation with regard thereto or do or suffer or omit to be done any act, matter or thing whereby any provision of any Ordinance, enactment, decree, order or regulation from time to time in force affecting any such property or rights shall be infringed;

        (f) Keep all its buildings and erections and all the plant, machinery, equipment, accessories, fixtures, fittings, vehicles and other effects and every part thereof in good and substantial repair and in good working order and condition, and not pull down or remove any of the same without the prior written consent of the Debenture-holder, except in the ordinary course of use, repair, maintenance or improvements;

        (g) Insure and keep insured such parts of the Charged Assets as are of an insurable nature against loss or damage by fire and other usual risks and such other risks as the Debenture-holder may require in the full amount of their reinstatement value (due allowance being made for inflation during the period of insurance and reinstatement) in such name and in such offices as the Debenture-holder shall in writing approve on terms requiring the insurers not to cancel the policy without giving at least thirty days prior notice to the Company and pay all premiums and moneys necessary for effecting and keeping up such insurances on the first day on which the same ought to be paid and to have the interest of the Debenture-holder noted on any such policy or policies and if required to deliver to the Debenture-holder such policy and the receipt (or other evidence of payment satisfactory to the Debenture-holder) for every premium payable in respect thereof;

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                                      - 6-

        (h) hold all moneys received on any insurance affected pursuant to Clause 5.01(g) in respect of loss or damage to the Charged Assets on trust for the Debenture-holder to be applied in making good the loss or damage in respect of which the money is received or in or towards discharge of the sums for the time being owing hereon as the Debenture-holder may in its absolute discretion require; and

        (i) inform the Debenture-holder immediately of any proposal to become and on becoming bound to complete the purchase of (or otherwise becoming entitled to) any estate or interest in an real property after the date hereof and if so required by the Debenture-holder, to deposit with the Debenture-holder the deeds and documents of title relating thereto and to any other property forming part of the Charged Assets.

5.02 If default shall at any time be made in keeping the Charged Assets or any part thereof in such state of repair as covenanted in Clause 5.01 or in effecting or keeping up such insurances as covenanted in Clause 5.01 or producing any such policy or receipt (or other evidence of payment satisfactory to the Debenture-holder) to the Debenture-holder on demand the Debenture-holder may put or keep the Charged Assets or any part thereof in repair (with power to enter upon the Charged Assets for that purpose) and/or, as the case may be, may insure and keep the same insured in any sum which the Debenture-holder may think expedient and all costs incurred by the Debenture-holder under this provision shall be deemed to be properly incurred by the Debenture-holder and so that the Company shall on demand repay to the Debenture-holder any sums of money expended by it for the above purpose with interest at such rate of interest per annum charged by the Debenture-holder from time to time on unauthorized overdrafts. If the Company shall have failed to deliver on demand as aforesaid the policy or current premium receipt (or other evidence as aforesaid) in respect of any portion of the Charged Assets the Debenture-holder shall be entitled to assume that the Company has made default in insuring the same as covenanted in Clause 5.01.

6.              ENFORCEMENT OF SECURITY

                At any time after demand by the Debenture-holder for the payment of the Secured Indebtedness, the Debenture-holder and any nominee of the Debenture-holder wheresoever situate may exercise, without further notice and without first appointing a Receiver hereunder, all the powers and discretions conferred by this Debenture on a Receiver appointed hereunder.

7.              RECEIVERSHIP

7.01 At any time after demand by the Debenture-holder for the payment of the Secured Indebtedness, the Debenture-holder may appoint any one or more persons to be a Receiver of the Charged Assets, or any part thereof, and may from time to time fix his remuneration (which shall be of such amount as may be agreed from time to time between

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                                      - 7 -

the Debenture-holder and such Receiver) and may remove anyReceiver so appointed and appoint another in his place.

7.02 A Receiver so appointed shall be the agent of the Company, and the Company shall be solely responsible for his acts or defaults and for his remuneration.

7.03            A Receiver so appointed shall have power:-

        (a) to take possession of, collect and get in all or any of the Charged Assets, exercise in respect of the Shares all voting or other powers or rights available to a registered and/or beneficial (as appropriate) owner thereof in such manner as he may think fit and to take, defend, or abandon any proceedings in the name of the Company or otherwise as may seem expedient;

        (b) to carry on or authorize or concur in carrying on the business of the Company, or any part thereof, and to manage, conduct, reconstruct, amalgamate or diversify the business of the Company or any part thereof (including power to acquire, develop or improve properties or other assets) without being responsible for loss or damage, and for such purpose or for any purpose incidental to the exercise of the powers granted herein to raise or borrow money from or incur any other liability to the Debenture-holder or others on such terms with or without security as he may think fit and so that any such security may be or include a charge on all or any part of the Charged Assets ranking in priority to this security or otherwise;

        (c) whether forthwith or later to sell by public auction or private contract, let, surrender or accept surrenders, grant leases, tenancies or licences or otherwise dispose of or deal with all or any of the Charged Assets in such manner, for such consideration and generally on such terms and conditions as he may think fit, with full power to convey or otherwise transfer such Charged Assets in the name of the Company or other the estate owner. Any such consideration may be cash, debentures, or other obligations, shares, stock or other valuable consideration and may be payable immediately or by instalments spread over such period or periods as he shall think fit, and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment and discharge of the Secured Indebtedness. Plant, machinery, equipment, accessories and other fixtures and fittings may be severed and sold separately from any premises of the Company containing them, without the consent of the Company being obtained thereto, and he may, without the consent of the Company, apportion any rent and the performance of any obligations affecting any premises of the Company sold by him;

        (d) to promote the formation of companies with a view to the same purchasing all or any of the Charged Assets or otherwise;

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                                      - 8 -

        (e) to make any arrangement settlement or compromise or enter into or cancel any contracts which he shall think expedient in the interests of the Debenture-holder;

        (f) to make and effect all repairs, renewals and improvements and to maintain, renew, take out or increase insurances;

        (g) to appoint manages, agents, officers and employees for any of the aforesaid purposes at such salaries and for such periods as he may determine and to dismiss the same;

        (h) to make calls conditionally or unconditionally on the members of the Company in respect of uncalled capital with the same powers of enforcing payment of any calls so made as are by the Articles of Association of the Company conferred upon the Directors thereof and to the exclusion of the Directors' powers in that behalf;

        (i) to sign any document, execute any deed and do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid or to the realization of the Debenture-holder's security, and to use the name of the Company for all or any of the purposes aforesaid; and

        (j) generally on behalf and at the cost of the Company (notwithstanding liquidation of the Company) to do or omit to do anything which the Company could do or omit to do in relation to the Charged Assets or any part thereof.

8.              SALE OF CHARGED ASSETS

8.01 No restrictions imposed by any Ordinance, enactment or law on any immediate or other power of sale, or on the consolidation of mortgages or charges or other securities shall apply to this Debenture or to any security given to the Debenture-holder pursuant hereto.

8.02 Any sale or other disposition by or on behalf of the Debenture-holder, or any of its nominees, or a Receiver appointed hereunder may be made upon such terms as to indemnity as the Debenture-holder or such Receiver may think fit.

8.03 Upon any such sale or other disposition and upon any other dealing or transaction under the provisions herein contained the receipt of the Debenture-holder or the Receiver for the purchase money of the property or asset sold or for any other moneys paid to or other consideration received by it or him shall effectually discharge the purchaser or person paying or giving the same therefrom and from being concerned to see to the application or being answerable for the loss, non-application or mis-application thereof.

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                                      - 9 -

8.04 No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Debenture-holder, or any of its nominees, or any Receiver appointed hereunder to exercise any of the powers conferred by this Debenture has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

8.05 Neither the Debenture-holder nor the Receiver shall be answerable for any losses which may arise in the exercise of any of their powers or trusts nor shall they be liable by reason of any entry into possession of the Charged Assets or any part thereof to account as mortgagee in possession for any moneys except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable.

9.              COSTS AND EXPENSES, INDEMNITY

9.01 The Company hereby covenants with the Debenture-holder, on demand, to pay all costs and expenses incurred in connection with the preparation of this Debenture and by the Debenture-holder or by any Receiver appointed hereunder in the exercise of any powers, rights or remedies conferred by this Debenture, or which the Debenture-holder or such Receiver shall properly incur in or about the preservation or attempted preservation of this security or the preservation or attempted preservation or the sale or attempted sale of all or any part of the Charged Assets, together with interest at such rate of interest per annum charged by the Debenture-holder from time to time on unauthorised overdrafts.

9.02 The Company hereby agrees to indemnify both the Debenture-holder and the Receiver against all losses actions claims expenses demands and liabilities whether in contract tort or otherwise now or hereafter incurred by it or him or by any manager, agent, officer or employee for whose liability act or omission it or he may be answerable for anything done or omitted in the exercise or purported exercise of the powers herein contained or occasioned by any breach by the Company of any of its covenants or other obligations to the Debenture-holder. The Company shall so indemnify the Debenture-holder and the Receiver on demand and shall pay interest on the sums demanded at such rate of interest per annum charged by the Debenture-holder from time to time on unauthorised overdrafts.

10.             APPLICATION OF PROCEEDS

10.01 All moneys received by a Receiver appointed hereunder and/or by the Debenture-holder shall be applied, first, in or towards the payment of such Receiver's remuneration and the costs and expenses of or incidental to realisation of such moneys and to the exercise of any of the powers hereby conferred upon such Receiver and/or the Debenture-holder, secondly, in or towards the payment of any debts, liabilities or other imposts which are by Ordinance (including, without limitation, Sections 79 and 265 of the Companies Ordinance) or enactment or law made payable in preference to the moneys hereby secured to the extent to which such debts, liabilities or imposts are made so payable and, thirdly, in or towards the payment, discharge or satisfaction of such of the Secured

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                                     - 10 -

Indebtedness owing to the Debenture-holder as it may in its absolute discretion from time to time determine; provided that all or any moneys received on any insurance which the Company is liable to effect or maintain under this Debenture shall, if the Debenture-holder so requires, be applied in making good the loss and damage in respect of which the money was received and provided further that all or any such moneys may in the absolute discretion of the Debenture-holder or Receiver be credited to any suspense account and may be held in such account for so long and in such manner as the Debenture-holder may think fit and the Receiver may retain the same for such period as he may consider expedient.

10.02 The Debenture-holder and/or a Receiver may convert any moneys received, recovered or realized under this Debenture (including the proceeds of any previous conversion under this Clause 10.02) from their existing currency of denomination into such other currency of denomination as the Debenture-holder and/or the Receiver may think fit and any such conversion shall be effected at the then prevailing spot selling rate of exchange for such other currency against the existing currency quoted by the Debenture-holder.

10.03 No payment to the Debenture-holder under this Debenture pursuant to any judgment or order of any court or otherwise shall operate to discharge any obligation or liability of the Company in respect of which it was made unless and until payment in full shall have been received in the currency in which such obligation or liability was incurred and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of the amount of the such obligation or liability expressed in that currency the Debenture-holder shall have a further separate cause of action against the Company for the recovery of the amount of the shortfall.

11.             POWER OF ATTORNEY

                The Company, by way of security, hereby irrevocably appoints the Debenture-holder and any Receiver appointed hereunder jointly and also severally to be its attorney to insert the name of the Debenture-holder, or its nominees, or of any purchaser, or to make any other alteration or addition in any instruments of transfer or documents which the Debenture-holder may require for perfecting its title to or for vesting any of the Charged Assets in the Debenture-holder, or its nominees, or in any purchaser, and to redeliver the same thereafter, and otherwise generally for it, and in its name, and on its behalf, and as its act and deed or otherwise, to execute, seal and deliver and otherwise perfect and do any such legal or other mortgage, charge, pledge, assignment or other security referred to in Clause 4, and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed proper on or in connection with any sale, lease, disposition, realisation or getting in by the Debenture-holder or by such Receiver of the Charged Assets, or any part thereof, under any power applicable thereto. The Company hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do.

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                                     - 11 -

12.             TRUSTEESHIP

                The Company hereby declares that, as and when the security created by this Debenture shall become enforceable, it will hold all the Charged Assets (subject to the Company's right of redemption) upon trust to convey, assign, transfer or otherwise dispose of or deal with the same in such manner and to such person as the Debenture-holder shall direct, and declares that it shall be lawful for the Debenture-holder to appoint new trustees of the Charged Assets, or any part thereof, and, in particular, at any time or times to appoint new trustees thereof in place of the Company as if the Company desired to be discharged from the trust or in place of any trustee appointed under this power as if he or it were dead or had been dissolved.

13.             CONTINUING SECURITY

13.01 This security shall be a continuing security notwithstanding any settlement of account, or other matter whatsoever, and is in addition to and shall not merge with or otherwise prejudice or affect the security created by any deposit of documents or any guarantee, indemnity, lien, pledge, bill, note, mortgage, debenture, charge, assignment or other security, general lien or right of set off now or hereafter held by or available to the Debenture-holder for any money, obligation or liability hereby secured, or any power, right or remedy of the Debenture-holder in respect of the same, and shall not be in any way prejudiced or affected thereby, or by the invalidity thereof, or by the Debenture-holder now or hereafter dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of the same, or any power, right or remedy which the Debenture-holder may now or hereafter have, or by the Debenture-holder giving time for payment or any other indulgence to the Company or any other person liable or compounding with the Company or any other person liable.

13.02 Any release, discharge or settlement hereunder shall be conditional upon no security, disposition or payment or the Secured Indebtedness by the Company or any other person being avoided, reduced or repaid for any reason and the Debenture-holder shall be entitled to enforce this Debenture if such condition is not fulfilled as if such release, discharge or settlement had not occurred.

13.03 The Company hereby agrees that the Debenture-holder may, at any time without notice, combine or consolidate all or any of the Company's then existing accounts with the Debenture-holder (of any nature or description whatsoever and whether subject to notice or not), and set-off or transfer any sum standing to the credit of any one or more such accounts wheresoever situate in or towards satisfaction of any liabilities of the Company to the Debenture-holder under this Debenture whether such liabilities be present or future, actual or contingent, primary or collateral, and several or joint.

14.             NO WAIVER AND REMEDIES CUMULATIVE

                Any waiver by the Debenture-holder of any breach of any covenant, undertaking, term or condition contained in this Debenture or other relaxation or indulgence granted at any time by the Debenture-holder to the Company shall, without any express reservation to that effect by the Debenture-holder, be deemed to be without prejudice to and shall not affect the exercise at any time thereafter by the Debenture-holder of any power, right or remedy under this Debenture as though no such waiver had been made or relaxation or indulgence granted. No failure or delay on the part of the Debenture-holder to exercise any power, right or remedy under this Debenture shall operate as a waiver thereof, nor shall any single or partial exercise by the Debenture-holder of any power, right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other power, right or remedy hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies provided by law.

15.             WARRANTIES

                It is hereby certified, and the Company hereby represents and warrants to the Debenture-holder that neither the execution of this Debenture, nor the creation of any of the charges herein contained contravenes, or is inconsistent or in conflict with, any provision of its Memorandum or Articles of Association, or the Companies Ordinance or any other Ordinance, enactment, law, decree, order, regulation, licence, franchise, consent, permit, security, instrument, agreement or document binding upon or affecting the Company or any of its undertaking, property, assets or rights.

16.             NOTICES

16.01 Any notice or demand for payment by the Debenture-holder under this Debenture shall, without prejudice to any other effective mode of giving or making the same, be deemed to have been sufficiently given or made under this Debenture on the Company if served on any one of the Directors or on the Secretary of the Company personally or if left or sent by post to the Company at its registered office, and, in the case of posting, shall be assumed to have reached the addressee within 48 hours of posting, and in proving such service it shall be sufficient to prove that the notice or demand was properly addressed and posted.

16.02 Any such notice or demand or any certificate as to the amount at any time due or owing by the Company to the Debenture-holder or secured by this Debenture shall be conclusive and binding upon the Company if signed by any duly authorised officer of the Debenture-holder.

17.             GOVERNING LAW AND JURISDICTION

17.01 This Debenture shall be governed by and construed in all respects in accordance with the laws of Hong Kong.

17.02 The Company agrees that any legal action or proceedings in connection with this Debenture may be brought in the Courts of Hong Kong, irrevocably submits to the jurisdiction of such Courts and waives any objection which it may have now or hereafter to the laying of the venue of any such legal action or proceedings. The submission by the Company to the jurisdiction of the Hong Kong Courts shall not (and shall not be construed so as to) limit the right of the Debenture-holder to take proceedings against the Company in whatsoever jurisdictions shall to it seem fit, nor shall the taking or proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

18.             SEVERABILITY

                Any provision of this Debenture prohibited by or unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Debenture and rendered ineffective so far as is possible without modifying the remaining provisions of this Debenture. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the Company to the full extent permitted by such law to the end that this Debenture shall be a valid and binding Debenture enforceable in accordance with its terms.

                IN WITNESS whereof this Debenture has been duly executed by the Company the date first above written.

SEALED with the COMMON SEAL of     )
                                   )
CONCORD CAMERA HK LIMITED          )           /s/ Gerald John Angeli
                                   )
([ILLEGIBLE]) in the presence      )
                                   )
of and SIGNED by Gerald John       )           /s/ Joseph Leonardo
Angeli and Joseph                  )
Leonardo, directors                )
in the presence of :-              )


/s/ Tong Gee Kit
------------------------
Tong Gee Kit
Johnson Stokes & Master
Solicitor, Hong Kong SAR                                   [SEAL]